
Table of Contents

Letter to Shareholders.................   1
Performance Results....................   3
Portfolio of Investments...............   4
Statement of Assets and Liabilities....   9
Statement of Operations................  10
Statement of Changes in Net Assets.....  11
Financial Highlights...................  12
Notes to Financial Statements..........  13
Independent Auditors' Report...........  17
Dividend Reinvestment Plan.............  18

VKI ANR 12/95

Letter to Shareholders

November 22, 1995

Dear Shareholder:

  The first ten months of 1995 have been very positive for most investors. Both the fixed-income and equity markets have made considerable gains during the period ended October 31, 1995.

  This year serves as a reminder of just how quickly markets can move and how difficult it can be to predict the timing of those movements. Moreover, this year reinforces the importance of maintaining a long-term perspective and reaffirms the principle that it is time---not timing---that leads to investment success.

[PHOTO]
Dennis J. McDonnell and Don G. Powell

Economic Overview
  Although the third quarter posted a stronger-than-expected annual gross domestic product growth rate of 4.2 percent, the economy has slowed significantly this year. This slowdown is due in large part to the Federal Reserve Board's efforts to tighten monetary supply in 1994--a measure that proved successful, as economic growth during the first half of 1995 was substantially lower than its fourth quarter 1994 rate of 5.1 percent. And, while other key economic data have shown mixed signs during recent months, the general economic trends for the year continue to support a "soft landing" scenario.

  Comfortable with the economy's rate of growth and level of inflation, the Fed reversed its trend of raising interest rates and lowered short-term rates by a quarter percent on July 6. With slowing growth, interest rates declined and the value of many fixed-income investments rose (bond yields and prices move in opposite directions).

Performance Summary
  The Trust produced a tax-exempt distribution of 7.25 percent<F3>, based on the closing stock price of $11.50 per common share on October 31, 1995.
Because income from the Trust is exempt from federal income tax, it is important to compare the Trust's distribution rate to an equivalent taxable rate. For example, for investors in the 36 percent federal income tax bracket, the Trust's distribution rate represents a yield equivalent to a taxable investment earning
11.33 percent<F4>. In fact, many closed-end municipal bond funds, such as your investment, are currently offering higher yields (after taxes) over many income alternatives.

  As the graph on the following page shows, the Trust's net asset value and market price have made significant gains over the one-year period. The Trust's closing stock price, for example, gained more than 16 percent from October 1994 to October 1995. Moreover, we are pleased to report the Trust generated a one-year total return at market price of 25.22 percent<F1>, which includes reinvestment of dividends for the period ended October 31, 1995.

(Continued on page two)

1

[GRAPH]

Trust Participates
in Market Gains of '95

                       Market
   Date      NAV       Price

31-Oct-94    11.93      9.875
30-Nov-94    11.33     10.250
31-Dec-94    11.87     10.000
31-Jan-95    12.43     11.000
28-Feb-95    13.10     11.625
31-Mar-95    13.13     11.500
30-Apr-95    12.95     11.125
31-May-95    13.34     11.375
3O-Jun-95    12.83     11.500
31-Jul-95    12.81     11.375
31-Aug-95    13.02     11.500
3O-Sep-95    13.06     11.500
31-Oct-95    13.31     11.500
Based on month-end prices

Economic Outlook
  We believe the Fed will move cautiously before it continues to lower short-term rates, waiting for key indicators to show that the economy has truly settled into a slow growth pattern. Although current economic data continues to send mixed signals, we anticipate the economy will grow at an annual rate of 3 percent in the fourth quarter and inflation will run under 3 percent.

  Based upon a generally modest growth and low inflation outlook, we believe the outlook for fixed-income markets is positive. As interest rates fall in response to a slowing economy, we believe yields on short-term municipal bonds will continue to move significantly lower than long-term municipal bonds. Lower short-term rates typically translate into lower leveraging costs for the Trust, which provides increased opportunities for higher earnings over time. Additionally, a steepening of the municipal yield curve would likely increase investor demand for long-term municipal bonds and help to boost market prices. Long-term municipal bond prices will also benefit from the combination of low supply of new municipal bond issues and increased demand driven by scheduled bond maturities.

  While there has been varied speculation about the impact of tax reform, no one is certain about what will finally happen. Consequently, in the near term, the municipal market may continue to experience periodic market fluctuations as various proposals come to the forefront. However, in the long term, we believe the municipal market will remain an attractive investment choice for investors seeking high current income. We will continue to keep a close watch over any new developments and evaluate the potential impact they may have on your investment in the Trust.
  Once again, thank you for your continued confidence in your investment with Van Kampen American Capital and for the privilege of working with you in seeking to reach your financial goals.

Sincerely,



Don G. Powell                Dennis J. McDonnell
Chairman                     President
Van Kampen American Capital  Van Kampen American Capital
Investment Advisory Corp.    Investment Advisory Corp.

2

Performance Results for the Period Ended October 31, 1995
Van Kampen Merritt Advantage Municipal Income Trust II
(AMEX Ticker Symbol  VKI)

Total Returns
One-year total return based on market price<F1>........................................   25.22%
One-year total return based on NAV<F2>.................................................   19.09%

Distribution Rates
Distribution rate as a % of initial offer common stock price<F3>.......................    5.56%
Taxable-equivalent distribution rate as a % of initial offer common stock price<F4>....    8.69%
Distribution rate as a % of closing common stock price<F3>.............................    7.25%
Taxable-equivalent distribution rate as a % of closing common stock price<F4>..........   11.33%

Share Valuations
Net asset value........................................................................ $ 13.31
Closing common stock price............................................................. $ 11.500
One-year high common stock price (06/06/95)............................................ $ 12.000
One-year low common stock price (11/15/94)............................................. $  9.250
Preferred share (Series A) rate<F5>....................................................    3.875%
Preferred share (Series B) rate<F5>....................................................    3.700%

<F1>Total return based on market price assumes an investment at the market price at the beginning of the period indicated, reinvestment of all distributions for the period in accordance with the Trust's dividend reinvestment plan, and sale of all shares at the closing stock price at the end of the period indicated.

<F2>Total return based on net asset value (NAV) assumes an investment at the beginning of the period indicated, reinvestment of all distributions for the period, and sale of all shares at the end of the period, all at NAV.

<F3>Distribution rate represents the monthly annualized distributions of the
Trust at the end of the period and not the earnings of the Trust.

<F4>The taxable-equivalent distribution rate is calculated assuming a 36%
federal tax bracket.

<F5>See "Notes to Financial Statements" footnote #5, for more information concerning Preferred Share reset periods.

A portion of the interest income may be taxable for those investors subject to the federal alternative minimum tax (AMT).

Past performance does not guarantee future results. Investment return, stock price and net asset value will fluctuate with market conditions. Trust shares, when sold, may be worth more or less than their original cost.

3


Portfolio of Investments
October 31, 1995
---------------------------------------------------------------------------------------------------
Par
Amount
(000)     Description                                               Coupon  Maturity  Market Value
---------------------------------------------------------------------------------------------------
          Municipal Bonds
          Alaska     2.9%
$  3,000  Alaska St Hsg Fin Corp Ser A (MBIA Insd) <F2> .........   5.875%  12/01/30  $  2,923,770
   3,000  Alaska St Hsg Fin Corp Ser A Rfdg .....................   5.000   12/01/18     2,627,580
                                                                                      ------------
                                                                                         5,551,350
                                                                                      ------------
          Arizona      1.2%
   2,000  Pima Cnty, AZ Indl Dev Auth Indl Rev Lease Oblig
          Irvington Proj Tucson Ser A Rfdg (FSA Insd) ...........    7.250  07/15/10     2,239,740
                                                                                      ------------
          California   5.4%
   3,000  Los Angeles Cnty, CA Tran Comm Sales Tax
          Rev Prop C 2nd Sr Ser A (MBIA Insd) ...................    6.250  07/01/13     3,158,460
     900  Los Angeles, CA Cmnty Redev Agy Cmnty Redev Fin Auth
          Rev Grand Cent Sq Ser A ...............................    5.900  12/01/26       806,868
   1,000  Montebello, CA Unified Sch Dist Ctfs Partn Cap Impts
          Proj ..................................................    6.300  06/01/11     1,013,930
   4,000  Orange Cnty, CA Recovery Ser A Rfdg (MBIA Insd) .......    6.000  06/01/08     4,230,400
   1,000  San Diego, CA Swr Rev Ser A (AMBAC Insd) ..............    5.000  05/15/13       931,920
                                                                                      ------------
                                                                                        10,141,578
                                                                                      ------------
          Colorado     6.7%
   1,000  Arapahoe Cnty, CO Cap Impt Trust Fund
          Hwy Rev E-470 Proj Ser B ..............................    7.000  08/31/26     1,058,610
   4,500  Arapahoe Cnty, CO Cap Impt Trust Fund Hwy Rev E-470
          Proj Ser C ............................................        *  08/31/15     1,104,390
  10,000  Arapahoe Cnty, CO Cap Impt Trust Fund Hwy Rev E-470
          Proj Ser C ............................................        *  08/31/26     1,042,700
     970  Colorado Hsg Fin Auth Access Pgm Single Family Pgm Ser
          E .....................................................    8.125  12/01/24     1,090,202
   4,970  Colorado Hsg Fin Auth Single Family Pgm Sr Ser A ......    8.000  06/01/25     5,680,263
   1,100  Denver, CO City & Cnty Arpt Rev Ser A .................    8.500  11/15/23     1,254,209
   1,420  Denver, CO City & Cnty Arpt Rev Ser B (MBIA Insd) .....    5.750  11/15/17     1,386,190
                                                                                      ------------
                                                                                        12,616,564
                                                                                      ------------
          Florida      1.5%
   3,000  Orange Cnty, FL Hlth Fac Auth Rev Hosp
          Adventist Hlth Sys (AMBAC Insd) .......................    5.250  11/15/20     2,815,380
                                                                                      ------------
          Georgia      2.1%
   3,490  De Kalb Cnty, GA Hsg Auth Multi Family Hsg Rev
          North Hill Apts Proj Rfdg (FNMA Collateralized) .......    6.625  01/01/25     3,929,984
                                                                                      ------------

4  See Notes to Financial Statements


Portfolio of Investments (Continued)
October 31, 1995
---------------------------------------------------------------------------------------------------
Par
Amount
(000)     Description                                               Coupon  Maturity  Market Value
---------------------------------------------------------------------------------------------------
          Illinois     9.5%
$  5,000  Chicago, IL O'Hare Intl Arpt Rev Sr Lien Ser A Rfdg ....   5.000%  01/01/12  $  4,698,450
   1,000  Illinois Hlth Fac Auth Rev Morris Hosp .................   6.125   12/01/23       917,010
   7,375  Illinois Hlth Fac Auth Rev Swedish American Hosp Rfdg
          (AMBAC Insd) ...........................................   5.375   11/15/13     7,090,841
   5,000  Illinois Hsg Dev Auth Rev Homeowner Mtg Subser A2 (FHA
          Gtd) ...................................................   7.125   08/01/26     5,291,000
                                                                                       ------------
                                                                                         17,997,301
                                                                                       ------------
          Iowa       2.2%
   3,000  Iowa Fin Auth Hosp Fac Rev Allen Mem
          Hosp Ser B Rfdg ........................................    5.875  02/15/13     2,928,180
   1,300  Ottumwa, IA Hosp Fac Rev Rfdg & Impt Ottumwa Regl Hlth
          Rfdg ...................................................    6.000  10/01/18     1,181,401
                                                                                       ------------
                                                                                          4,109,581
                                                                                       ------------
          Kentucky    1.5%
   3,000  Louisville & Jefferson Cnty, KY Metro Swr
          Dist Drainage Rev Rfdg (MBIA Insd) .....................    5.300  05/15/19     2,900,130
                                                                                       ------------
          Louisiana     1.0%
   1,750  Saint Charles Parish, LA Pollutn Ctl Rev LA
          Pwr & Lt Co Proj (FSA Insd) ............................    7.500  06/01/21     1,971,323
                                                                                       ------------
          Maryland    3.6%
   3,000  Maryland St Cmnty Dev Admin Dept Hsg &
          Cmnty Dev Single Family Pgm ............................    6.800  04/01/24     3,105,120
   4,000  Maryland St Hlth & Higher Edl Fac Auth Rev Subn Hosp
          Rfdg (AMBAC Insd) ......................................    5.000  07/01/13     3,734,800
                                                                                       ------------
                                                                                          6,839,920
                                                                                       ------------
          Massachusetts    6.4%
   1,200  Massachusetts Bay Tran Auth MA Genl
          Tran Sys Ser A Rfdg ....................................    6.250  03/01/12     1,289,340
   2,665  Massachusetts Muni Whsl Elec Co Pwr Supply Sys Rev Ser
          B Rfdg (MBIA Insd) .....................................    5.000  07/01/12     2,513,655
   2,150  Massachusetts St Cons Ln Ser D .........................    7.000  07/01/07     2,396,175
   1,500  Massachusetts St Hlth & Edl Fac Auth Rev (MBIA Insd) ...    6.750  07/01/24     1,616,325
   2,550  Massachusetts St Hlth & Edl Fac Auth Rev Saint Mem Med
          Cent Ser A .............................................    6.000  10/01/23     2,014,117
   2,150  Massachusetts St Hsg Fin Agy Hsg Rev Insd Rental Ser A
          Rfdg (AMBAC Insd) ......................................    6.650  07/01/19     2,229,550
                                                                                       ------------
                                                                                         12,059,162
                                                                                       ------------

5  See Notes to Financial Statements


Portfolio of Investments (Continued)
October 31, 1995
--------------------------------------------------------------------------------------------------
Par
Amount
(000)     Description                                              Coupon  Maturity  Market Value
--------------------------------------------------------------------------------------------------
          Michigan      3.5%
$  2,500  Detroit, MI Wtr Supply Sys Rev Rfdg (FGIC Insd) ......   6.250%  07/01/12  $  2,633,825
   4,000  Michigan St Bldg Auth Rev Ser I Rfdg (AMBAC Insd) ....   5.200   10/01/09     3,966,600
                                                                                     ------------
                                                                                        6,600,425
                                                                                     ------------
           New Mexico      1.6%
   1,500  Las Cruces, NM Rev (MBIA Insd) <F2> ..................    5.500  12/01/15     1,437,675
   1,590  New Mexico Mtg Fin Auth Single Family Mtg Pgm Ser H
          (GNMA Collateralized) ................................    6.600  07/01/15     1,651,867
                                                                                     ------------
                                                                                        3,089,542
                                                                                     ------------
          New York      26.8%
   4,500  New York City Ser A Rfdg .............................    6.250  08/01/09     4,553,910
   5,000  New York City Ser H ..................................    7.200  02/01/13     5,361,450
   6,980  New York St Dorm Auth Rev City Univ Ser F ............    5.500  07/01/12     6,618,366
   6,250  New York St Energy Resh & Dev Auth Elec Fac Rev Cons
          Edison Co NY Inc Proj Ser A (MBIA Insd) ..............    6.750  01/15/27     6,563,500
   2,000  New York St Energy Resh & Dev Auth Fac Rev (MBIA
          Insd) ................................................    6.375  12/01/27     2,068,620
   2,500  New York St Environmental Fac Corp Pollutn Ctl Rev St
          Wtr Revolving Fund Ser E .............................    6.500  06/15/14     2,671,200
   1,865  New York St Med Care Fac Fin Agy Rev Long Term
          Hlthcare Ser C (Cap Guar Insd) .......................    6.400  11/01/14     1,957,746
   3,000  New York St Med Care Fac Fin Agy Rev NY Hosp Mtg Ser
          A (AMBAC Insd) .......................................    6.200  08/15/05     3,311,160
   3,000  New York St Med Care Fac Fin Agy Rev NY Hosp Mtg Ser
          A (AMBAC Insd) .......................................    6.800  08/15/24     3,280,980
   2,175  New York St Med Care Fac Fin Agy Rev Ser A ...........    6.800  02/15/20     2,272,375
   3,430  New York St Mtg Agy Rev Homeowner Mtg Ser 37A (MBIA
          Insd) ................................................    6.375  10/01/14     3,554,029
   1,450  New York St Pwr Auth Rev & Genl Purp Ser CC Rfdg
          (AMBAC Insd) .........................................    5.125  01/01/10     1,419,884
   1,000  New York St Thruway Auth Svc Contract Rev Loc Hwy &
          Brdg (MBIA Insd) .....................................    5.125  04/01/07     1,003,660
   2,500  Port Auth NY & NJ Cons 67th Ser ......................    6.875  01/01/25     2,672,600
   3,505  Port Auth NY & NJ Cons 92nd Ser ......................    5.000  07/15/15     3,226,212
                                                                                     ------------
                                                                                       50,535,692
                                                                                     ------------

6  See Notes to Financial Statements


Portfolio of Investments (Continued)
October 31, 1995
-----------------------------------------------------------------------------------------------
Par
Amount
(000)     Description                                           Coupon  Maturity  Market Value
-----------------------------------------------------------------------------------------------
         Oklahoma    3.3%
$ 3,500  Shawnee, OK Hosp Auth Hosp Rev
         Midamerica Hlthcare Inc Rfdg .......................   6.125%  10/01/14  $  3,314,395
  2,780  Tulsa, OK Arpts Impt Trust Genl Rev (MBIA Insd) ....   7.700   06/01/13     2,979,326
                                                                                  ------------
                                                                                     6,293,721
                                                                                  ------------
         Pennsylvania    2.5%
  3,200  Philadelphia, PA Wtr & Wastewtr Rev Rfdg
         (Cap Guar Insd) ....................................    5.000  06/15/16     2,935,584
  1,700  Sharon, PA Regl Hlth Sys Auth Hosp Rev Sharon Regl
         Hlth Sys Proj A Rfdg ...............................    6.875  12/01/09     1,776,262
                                                                                  ------------
                                                                                     4,711,846
                                                                                  ------------
         Rhode Island    2.3%
  4,000  Rhode Island Hsg & Mtg Fin Corp Amt
         Homeownership Oppty Ser E1 (FHA Gtd) ...............    7.500  10/01/11     4,289,200
                                                                                  ------------
         South Dakota    1.9%
  3,325  South Dakota Student Ln Assistance Corp Student
         Ln Rev Ser B (MBIA Insd) ...........................    7.625  08/01/06     3,552,929
                                                                                  ------------
         Texas     9.5%
  2,220  Bexar Cnty, TX Hlth Fac Dev Corp Hosp Rev Baptist
         Mem Hosp Sys Proj (MBIA Insd) ......................    6.625  02/15/12     2,386,322
  3,065  Bexar Cnty, TX Hlth Fac Dev Corp Hosp Rev Baptist
         Mem Hosp Sys Proj (MBIA Insd) ......................    6.625  02/15/13     3,294,630
  2,070  Bexar Cnty, TX Hlth Fac Dev Corp Hosp Rev Baptist
         Mem Hosp Sys Proj (MBIA Insd) ......................    6.500  08/15/15     2,187,327
  1,000  Brazoria Cnty, TX Hlth Fac Dev Corp Hosp Rev
         Brazosport Mem Hosp Rfdg (FSA Insd) ................    5.500  07/01/13       981,100
  2,200  Brazos River Auth TX Pollutn Ctl Rev Coll TX Utils
         Elec Co Proj Ser A .................................    8.250  01/01/19     2,454,716
  1,705  Brownsville, TX Util Sys Rev .......................    7.375  01/01/10     1,947,383
  3,480  Houston, TX Arpt Sys Rev ...........................    9.500  07/01/10     4,611,557
                                                                                  ------------
                                                                                    17,863,035
                                                                                  ------------
         Virginia     1.7%
  3,000  Fairfax Cnty, VA Econ Dev Auth Res Recovery
         Rev Ogden Martin Sys Proj Ser A ....................    7.750  02/01/11     3,287,610
                                                                                  ------------

7  See Notes to Financial Statements


Portfolio of Investments (Continued)
October 31, 1995
---------------------------------------------------------------------------------------------------
Par
Amount
(000)     Description                                               Coupon  Maturity  Market Value
---------------------------------------------------------------------------------------------------
         Wisconsin    1.2%
$ 2,250  Wisconsin St Hlth & Edl Fac Auth Rev Howard
         Young Med Cent Inc Proj ................................   5.750%  08/15/13  $  2,160,293
                                                                                      ------------
         Wyoming   0.9%
  1,500  Laramie Cnty, WY Hosp Rev Mem Hosp
         Proj (AMBAC Insd) ......................................    6.700  05/01/12     1,624,395
                                                                                      ------------
Total Long-Term Investments   99.2%
(Cost $178,358,685) <F1>.............................................................  187,180,701
Short-Term Investments at Amortized Cost  1.4%.......................................    2,700,000
Liabilities in Excess of Other Assets  (0.6%)........................................   (1,140,650)
                                                                                      ------------
Net Assets  100%..................................................................  $  188,740,051
                                                                                    ==============

*Zero coupon bond

<F1>  At October 31, 1995, cost for federal income tax purposes is $178,358,685;
      the aggregate gross unrealized appreciation is $9,575,531 and the aggregate gross unrealized depreciation is $753,515, resulting in net unrealized appreciation of $8,822,016.

<F2>  Securities purchased on a when issued or delayed delivery basis.


The following table summarizes the portfolio composition at October 31, 1995, based upon quality ratings issued by Standard & Poor's. For securities not rated by Standard & Poor's, the Moody's rating is used.

Portfolio Composition by Credit Quality
AAA.....    55.0%
AA......    13.5
A.......    12.2
BBB.....    17.5
BB......      .7
B.......     1.1
          -------
           100.0%
          =======

8  See Notes to Financial Statements


Statement of Assets and Liabilities
October 31, 1995
--------------------------------------------------------------------------------------------------------------
Assets:
Investments, at Market Value (Cost $178,358,685) (Note 1).....................................  $  187,180,701
Short-Term Investments (Note 1)...............................................................       2,700,000
Cash..........................................................................................          84,710
Receivables:
  Interest....................................................................................       3,477,076
  Investments Sold............................................................................          10,338
Unamortized Organizational Expenses (Note 1)..................................................          22,560
                                                                                                ---------------
  Total Assets................................................................................     193,475,385
                                                                                                ---------------
Liabilities:
Payables:
  Investments Purchased.......................................................................       4,364,912
  Investment Advisory Fee (Note 2)............................................................         103,776
  Income Distributions - Common and Preferred Shares..........................................          82,759
  Administrative Fee (Note 2).................................................................          31,931
Accrued Expenses..............................................................................         151,956
                                                                                                ---------------
  Total Liabilities...........................................................................       4,735,334
                                                                                                ---------------
Net Assets....................................................................................  $  188,740,051
                                                                                                ===============
Net Assets Consist of:
Preferred Shares ($.01 par value, authorized 100,000,000 shares, 1,600 issued with
liquidationpreference of $50,000 per share) (Note 5)..........................................  $   80,000,000
                                                                                                ---------------
Common Shares ($.01 par value with an unlimited number of shares authorized,
8,168,211 shares issued and outstanding)......................................................          81,682
Paid in Surplus ..............................................................................     120,809,877
Net Unrealized Appreciation on Investments....................................................       8,822,016
Accumulated Undistributed Net Investment Income...............................................         351,793
Accumulated Net Realized Loss on Investments..................................................     (21,325,317)
                                                                                                ---------------
  Net Assets Applicable to Common Shares......................................................     108,740,051
                                                                                                ---------------
Net Assets....................................................................................  $  188,740,051
                                                                                                ===============
Net Asset Value Per Common Share ($108,740,051 divided by 8,168,211 shares outstanding).......  $        13.31
                                                                                                ===============

9  See Notes to Financial Statements


Statement of Operations
For the Year Ended October 31, 1995
--------------------------------------------------------------------------------------------------------
Investment Income:
Interest..............................................................................  $    11,462,735
                                                                                        ----------------
Expenses:
Investment Advisory Fee (Note 2)......................................................        1,193,707
Administrative Fee (Note 2)...........................................................          367,295
Preferred Share Maintenance (Note 5)..................................................          247,181
Trustees Fees and Expenses (Note 2)...................................................           24,787
Legal (Note 2)........................................................................           14,750
Amortization of Organizational Expenses (Note 1)......................................            7,997
Other.................................................................................          203,337
                                                                                        ----------------
Total Expenses........................................................................        2,059,054
                                                                                        ----------------
Net Investment Income.................................................................  $     9,403,681
                                                                                        ================
Realized and Unrealized Gain/Loss on Investments:
Realized Gain/Loss on Investments:
  Proceeds from Sales.................................................................  $   135,070,207
  Cost of Securities Sold.............................................................     (144,722,882)
                                                                                        ----------------
Net Realized Loss on Investments (Including realized gain on closed and expired optiontransactions of $15,142 and realized loss on futures transactions of
$6,501,022) ..........................................................................       (9,652,675)
                                                                                        ----------------
Unrealized Appreciation/Depreciation on Investments:
  Beginning of the Period.............................................................      (12,715,565)
  End of the Period...................................................................        8,822,016
                                                                                        ----------------
Net Unrealized Appreciation on Investments During the Period..........................       21,537,581
                                                                                        ----------------
Net Realized and Unrealized Gain on Investments.......................................  $    11,884,906
                                                                                        ================
Net Increase in Net Assets from Operations............................................  $    21,288,587
                                                                                        ================

10  See Notes to Financial Statements


Statement of Changes in Net Assets
For the Years Ended October 31, 1995 and 1994
-------------------------------------------------------------------------------------------------------
                                                                     Year Ended        Year Ended
                                                                     October 31, 1995  October 31, 1994
-------------------------------------------------------------------------------------------------------
From Investment Activities:
Operations:
Net Investment Income..............................................  $     9,403,681   $     9,148,644
Net Realized Loss on Investments...................................       (9,652,675)      (11,658,847)
Net Unrealized Appreciation/Depreciation on Investments During the
Period.............................................................       21,537,581       (13,432,774)
                                                                     ----------------  ----------------
Change in Net Assets from Operations ..............................       21,288,587       (15,942,977)
                                                                     ----------------  ----------------
Distributions from Net Investment Income:
  Common Shares....................................................       (6,812,226)       (6,812,277)
  Preferred Shares.................................................       (3,163,786)       (2,107,949)
                                                                     ----------------  ----------------
Total Distributions................................................       (9,976,012)       (8,920,226)
                                                                     ----------------  ----------------
Net Change in Net Assets from Investment Activities................       11,312,575       (24,863,203)
                                                                     ----------------  ----------------
From Capital Transactions (Note 5):
Proceeds from Preferred Shares Sold................................              -0-        78,700,899
                                                                     ----------------  ----------------
Total Increase in Net Assets.......................................       11,312,575        53,837,696

Net Assets:
Beginning of the Period............................................      177,427,476       123,589,780
                                                                     ----------------  ----------------
End of the Period (Including undistributed net investment income
of $351,793 and $924,124, respectively)............................  $   188,740,051   $   177,427,476
                                                                     ================  ================

11  See Notes to Financial Statements


Financial Highlights

The following schedule presents financial highlights for one common share of the Trust outstanding throughout the periods indicated.
--------------------------------------------------------------------------------------------
                                                                             August 27, 1993
                                                   Year         Year         (Commencement
                                                   Ended        Ended        of Investment
                                                   October 31,  October 31,  Operations) to
                                                   1995         1994         October 31, 1993
---------------------------------------------------------------------------------------------
Net Asset Value, Beginning of the Period <F1>....  $    11.928  $   14.972   $         14.921
                                                   -----------  -----------  ----------------
Net Investment Income............................        1.151       1.120               .085
Net Realized and Unrealized Gain/Loss on
Investments .....................................        1.455      (3.072)              .125
                                                   -----------  -----------  ----------------
Total from Investment Operations.................        2.606      (1.952)              .210
                                                   -----------  -----------  ----------------
Less:
Distributions from Net Investment Income:
Paid to Common Shareholders......................         .834        .834                -0-
Common Share Equivalent of Distributions Paid to
Preferred Shareholders...........................         .387        .258                -0-
                                                   -----------  -----------  ----------------
Total Distributions..............................        1.221       1.092                -0-
                                                   -----------  -----------  ----------------
Net Asset Value, End of the Period...............  $    13.313  $   11.928   $         15.131
                                                   ===========  ===========  ================

Market Price Per Share at End of the Period......  $    11.500  $    9.875   $         14.625
Total Investment Return at Market Price
(Non-Annualized) <F2>............................       25.22%     (27.65%)            (2.50%)
Total Return at Net Asset Value
(Non-Annualized) <F3>............................       19.09%     (16.10%)              .87%
Net Assets at End of the Period (In millions)....  $     188.7       177.4              123.6
Ratio of Expenses to Average Net Assets
Applicable to Common Shares (Annualized).........        1.98%       1.82%              1.30%
Ratio of Expenses to Average Net Assets
(Annualized).....................................        1.12%       1.09%              1.30%
Ratio of Net Investment Income to Average Net
Assets Applicable to Common Shares
(Annualized) <F4>................................        6.01%       6.34%              3.40%
Portfolio Turnover...............................       79.06%     213.93%             24.25%

<F1>  Net asset value at August 27, 1993, of $15.000 is adjusted for common share offering costs of $.079 per common share. Net asset value at October 31, 1993 of $15.131 is adjusted for preferred share offering costs of $.159 per common share.

<F2>  Total investment return at market value of the common shares for the period indicated with reinvestment of dividends in accordance with the Trust's dividend reinvestment plan.

<F3>  Total return at net asset value (NAV) reflects the change in value of the
      Trust's assets with reinvestment of dividends based upon NAV.

<F4>  Net investment income is adjusted for the common share equivalent of distributions paid to preferred shareholders.


12  See Notes to Financial Statements

Notes to Financial Statements
October 31, 1995
--------------------------------------------------------------------------------

1. Significant Accounting Policies
Van Kampen Merritt Advantage Municipal Income Trust II (the "Trust") is registered as a diversified closed-end management investment company under the Investment Company Act of 1940, as amended. The Trust commenced investment operations on August 27, 1993.

  The following is a summary of significant accounting policies consistently followed by the Trust in the preparation of its financial statements.

A. Security Valuation-Investments are stated at value using market quotations or, if such valuations are not available, estimates obtained from yield data relating to instruments or securities with similar characteristics in accordance with procedures established in good faith by the Board of Trustees. Short-term securities with remaining maturities of less than 60 days are valued at amortized cost.

B. Security Transactions-Security transactions are recorded on a trade date basis. Realized gains and losses are determined on an identified cost basis. The Trust may purchase and sell securities on a "when issued" or "delayed delivery" basis with settlement to occur at a later date. The value of the security so purchased is subject to market fluctuations during this period. The Trust will maintain, in a segregated account with its custodian, assets having an aggregate value at least equal to the amount of the when issued or delayed delivery purchase commitments until payment is made.

C. Investment Income-Interest income is recorded on an accrual basis. Bond premium and original issue discount are amortized over the expected life of each applicable security.

D. Organizational Expenses-The Trust has reimbursed Van Kampen American Capital Distributors, Inc. or its affiliates (collectively "VKAC") for costs incurred in connection with the Trust's organization and initial registration in the amount of $40,000. These costs are being amortized on a straight line basis over the 60 month period ending August 26, 1998. Van Kampen American Capital Investment Advisory Corp. (the "Adviser") has agreed that in the event any of the initial shares of the Trust originally purchased by VKAC are redeemed during the amortization period, the Trust will be reimbursed for any unamortized organizational expenses in the same proportion as the number of shares redeemed bears to the number of initial shares held at the time of redemption.


13

Notes to Financial Statements (Continued)
October 31, 1995
--------------------------------------------------------------------------------

E. Federal Income Taxes-It is the Trust's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no provision for federal income taxes is required.

  The Trust intends to utilize provisions of the federal income tax laws which allow it to carry a realized capital loss forward for eight years following the year of the loss and offset such losses against any future realized capital gains. At October 31, 1995 the Trust had an accumulated capital loss carryforward for tax purposes of $21,325,317, of which $13,795, $11,658,847 and $9,652,675 will expire on October 31, 2001, 2002 and 2003, respectively.

F. Distribution of Income and Gains-The Trust declares and pays dividends from net investment income to common shareholders monthly. Net realized gains, if any, are distributed annually on a pro rata basis to common and preferred shareholders.

2. Investment Advisory Agreement and Other Transactions with Affiliates
Under the terms of the Trust's Investment Advisory Agreement, the Adviser will provide investment advice and facilities to the Trust for an annual fee payable monthly of .65% of the average net assets of the Trust. In addition, the Trust will pay a monthly administrative fee to VKAC, the Trust's Administrator, at an annual rate of .20% of the average net assets of the Trust. The administrative services provided by the Administrator include record keeping and reporting responsibilities with respect to the Trust's portfolio and preferred shares and providing certain services to shareholders.

  Certain legal expenses are paid to Skadden, Arps, Slate, Meagher & Flom, counsel to the Trust, of which a trustee of the Trust is an affiliated person.

  For the year ended October 31, 1995, the Trust recognized expenses of approximately $15,000 representing VKAC's cost of providing accounting and legal services to the Trust.

  Certain officers and trustees of the Trust are also officers and directors of VKAC. The Trust does not compensate its officers or trustees who are officers of VKAC.

  The Trust has implemented deferred compensation and retirement plans for its trustees. Under the deferred compensation plan, trustees may elect to defer all or a portion of their compensation to a later date. The retirement plan covers those trustees who are not officers of VKAC. The Trust's liability under the deferred compensation and retirement plans at October 31, 1995, was approximately $23,900.

  At October 31, 1995, VKAC owned 6,700 common shares of the Trust.

14

Notes to Financial Statements (Continued)
October 31, 1995
--------------------------------------------------------------------------------

3. Investment Transactions
Aggregate purchases and cost of sales of investment securities, excluding short-term notes, for the year ended October 31, 1995, were $142,682,574 and $144,722,882, respectively.

4. Derivative Financial Instruments
A derivative financial instrument in very general terms refers to a security whose value is "derived" from the value of an underlying asset, reference rate or index.

  The Trust has a variety of reasons to use derivative instruments, such as to attempt to protect the Trust against possible changes in the market value of its portfolio and to manage the portfolio's effective yield, maturity and duration. All of the Trust's portfolio holdings, including derivative instruments, are marked to market each day with the change in value reflected in the unrealized appreciation/depreciation on investments. Upon disposition, a realized gain or loss is recognized accordingly, except for exercised option contracts where the recognition of gain or loss is postponed until the disposal of the security underlying the option contract.

  Summarized below are the specific types of derivative financial instruments used by the Trust.

A. Option Contracts-An option contract gives the buyer the right, but not the obligation to buy (call) or sell (put) an underlying item at a fixed exercise price during a specified period. These contracts are generally used by the Trust to manage the portfolio's effective maturity and duration.

  Transactions in options for the year ended October 31, 1995, were as follows:

                                                       Contracts  Premium
------------------------------------------------------------------------------
Outstanding at October 31, 1994......................       -0-   $       -0-
Options Written and Purchased (Net)..................     1,400      (894,118)
Options Terminated in Closing Transactions (Net).....      (600)      439,221
Options Expired......................................      (800)      454,897
                                                       ---------  ------------
Outstanding at October 31, 1995......................       -0-   $       -0-
                                                       =========  ============

B. Futures Contracts-A futures contract is an agreement involving the delivery of a particular asset on a specified future date at an agreed upon price. The Trust generally invests in futures on U.S. Treasury Bonds and the Municipal Bond Index and typically closes the contract prior to the delivery date. These contracts are generally used to manage the portfolio's effective maturity and duration.

15

Notes to Financial Statements (Continued)
October 31, 1995
--------------------------------------------------------------------------------

  The fluctuation in market value of the contracts is settled daily through a cash margin account. Realized gains and losses are recognized when the contracts are closed or expire.

  Transactions in futures contracts for the year ended October 31, 1995, were as follows:

                                      Contracts
-----------------------------------------------
Outstanding at October 31, 1994.....     3,139
Futures Opened......................     5,298
Futures Closed......................    (8,437)
                                      ---------
Outstanding at October 31, 1995.....       -0-
                                      =========

5.  Preferred Shares
The Trust has outstanding 1,600 Auction Preferred Shares ("APS") in two series of 800 shares each. Dividends are cumulative and the dividend rate is currently reset every seven days for both series through an auction process. The average rate in effect on October 31, 1995, was 3.788%. During the year ended October 31, 1995, the rates ranged from 3.26% to 6.10%.

  The Trust pays annual fees equivalent to .25% of the preferred share liquidation value for the remarketing efforts associated with the preferred auctions. These fees are included as a component of Preferred Share Maintenance expense.

  The APS are redeemable at the option of the Trust in whole or in part at the liquidation value of $50,000 per share plus accumulated and unpaid dividends. The Trust is subject to certain asset coverage tests and the APS are subject to mandatory redemption if the tests are not met.

16

Independent Auditors' Report
--------------------------------------------------------------------------------
The Board of Trustees and Shareholders of
Van Kampen Merritt Advantage Municipal Income Trust II:

We have audited the accompanying statement of assets and liabilities of Van Kampen Merritt Advantage Municipal Income Trust II (the "Trust"), including the portfolio of investments, as of October 31, 1995, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented. These financial statements and financial highlights are the responsibility of the Trust's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

  We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 1995, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

  In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Van Kampen Merritt Advantage Municipal Income Trust II as of October 31, 1995, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented, in conformity with generally accepted accounting principles.

                                               KPMG Peat Marwick LLP
Chicago, Illinois
December 5, 1995


17

Dividend Reinvestment Plan
--------------------------------------------------------------------------------

The Trust offers a dividend reinvestment plan (the "Plan") pursuant to which Common Shareholders may elect to have dividends and capital gains distributions reinvested in Common Shares of the Trust. The Trust declares dividends out of net investment income, and will distribute annually net realized capital gains, if any. Common Shareholders may join or withdraw from the Plan at any time.

  If you decide to participate in the Plan, State Street Bank and Trust Company, as your Plan Agent, will automatically invest your dividends and capital gains distributions in Common Shares of the Trust for your account.

How to Participate
If you wish to participate and your shares are held in your own name, call 1-800-341-2929 for more information and a Plan brochure. If your shares are held in the name of a brokerage firm, bank, or other nominee, you should contact your nominee to see if it would participate in the Plan on your behalf. If you wish to participate in the Plan, but your brokerage firm, bank or nominee is unable to participate on your behalf, you should request that your shares be re-registered in your own name which will enable your participation in the Plan.

How the Plan Works
Participants in the Plan will receive the equivalent in Common Shares valued on the valuation date, generally at the lower of market price or net asset value, except as specified below. The valuation date will be the dividend or distribution payment date or, if that date is not a trading day on the national securities exchange or market system on which the Common Shares are listed for trading, the next preceding trading day. If the market price per Common Share on the valuation date equals or exceeds net asset value per Common Share on that date, the Trust will issue new Common Shares to participants valued at the higher of net asset value or 95% of the market price on the valuation date. In the foregoing situation, the Trust will not issue Common Shares under the Plan below net asset value. If net asset value per Common Share on the valuation date exceeds the market price per Common Share on that date, or if the Board of Trustees should declare a dividend or capital gains distribution payable to the Common Shareholders only in cash, participants in the Plan will be deemed to have elected to receive Common Shares from the Trust valued at the market price on that date. Accordingly, in this circumstance, the Plan Agent will, as agent for the participants, buy the Trust's Common Shares in the open market for the participants' accounts on or shortly after the payment date. If, before the Plan Agent has completed its purchases, the market price exceeds the net asset value per share of the Common Shares, the average per share purchase price paid by the Plan Agent may exceed the net asset value of the Trust's Common Shares, resulting in the acquisition of fewer Common Shares than if the dividend or distribution had been paid in Common Shares issued by the Trust. All reinvestments are in full and fractional Common Shares and are carried to three decimal places.

  Experience under the Plan may indicate that changes are desirable. Accordingly, the Trust reserves the right to amend or terminate the Plan as applied to any dividend or distribution paid subsequent to written notice of the changes sent to all Common Shareholders of the Trust at least 90 days before the record date for the dividend or distribution. The Plan also may be amended or terminated by the Plan Agent by at least 90 days written notice to all Common Shareholders of the Trust.

Costs of the Plan
The Plan Agent's fees for the handling of the reinvestment of dividends and distributions will be paid by the Trust. However, each participant will pay a pro rata share of brokerage commissions incurred with respect to the Plan Agent's open market purchases in connection with the reinvestment of dividends and distributions. No other charges will be made to participants for reinvesting dividends or capital gains distributions, except for certain brokerage commissions, as described above.

Tax Implications
You will receive tax information annually for your personal records and to help you prepare your federal income tax return. The automatic reinvestment of divi-dends and capital gains distributions does not relieve you of any income tax which may be payable on dividends or distributions.

Right to Withdraw
Plan participants may withdraw at any time by calling 1-800-341-2929 or by writing State Street Bank and Trust Company, P.O. Box 8200, Boston, MA 02266-8200. If you withdraw, you will receive, without charge, a share certificate issued in your name for all full Common Shares credited to your account under the Plan and a cash payment will be made for any fractional Common Share credited to your account under the Plan. You may again elect to participate in the Plan at any time by calling 1-800-341-2929 or writing to the Trust at:
  One Parkview Plaza, Oakbrook Terrace, IL 60181
           Attn: Closed-End Funds

18

Funds Distributed by Van Kampen American Capital
--------------------------------------------------------------------------------

GLOBAL AND INTERNATIONAL
  Global Equity Fund
  Global Government Securities Fund
  Global Managed Assets Fund
  Short-Term Global Income Fund
  Strategic Income Fund

EQUITY
Growth
  Emerging Growth Fund
  Enterprise Fund
  Pace Fund
Growth & Income
  Balanced Fund
  Comstock Fund
  Equity Income Fund
  Growth and Income Fund
  Harbor Fund
  Real Estate Securities Fund
  Utility Fund

FIXED INCOME
  Corporate Bond Fund
  Government Securities Fund
  High Income Corporate Bond Fund
  High Yield Fund
  Limited Maturity Government Fund
  Prime Rate Income Trust
  Reserve Fund
  U.S. Government Fund
  U.S. Government Trust for Income

TAX-FREE
  California Insured Tax Free Fund
  Florida Insured Tax Free Income Fund
  High Yield Municipal Fund
  Insured Tax Free Income Fund
  Limited Term Municipal Income Fund
  Municipal Income Fund
  New Jersey Tax Free Income Fund
  New York Tax Free Income Fund
  Pennsylvania Tax Free Income Fund
  Tax Free High Income Fund
  Tax Free Money Fund
  Texas Tax Free Income Fund

THE GOVETT FUNDS
  Emerging Markets Fund
  Global Income Fund
  International Equity Fund
  Latin America Fund
  Pacific Strategy Fund
  Smaller Companies Fund

Ask your investment representative for a prospectus containing more complete information, including sales charges and expenses. Please read it carefully before you invest or send money. Or call us direct at 1-800-421-5666 weekdays from 7:00 a.m. to 7:00 p.m. Central time.

19

Van Kampen Merritt Advantage Municipal Income Trust II
--------------------------------------------------------------------------------

Officers and Trustees

Don G. Powell*
Chairman and Trustee

Dennis J. McDonnell*
President and Trustee

David C. Arch
Trustee

Rod Dammeyer
Trustee

Howard J Kerr
Trustee

Theodore A. Myers
Trustee

Hugo F. Sonnenschein
Trustee

Wayne W. Whalen*
Trustee

Peter W. Hegel*
Vice President

Ronald A. Nyberg*
Vice President and Secretary

Edward C. Wood, III*
Vice President and Treasurer

Scott E. Martin*
Assistant Secretary

Weston B. Wetherell*
Assistant Secretary

Nicholas Dalmaso*
Assistant Secretary

John L. Sullivan*
Controller

Steven M. Hill*
Assistant Treasurer




Investment Adviser

Van Kampen American Capital Investment Advisory Corp.
One Parkview Plaza
Oakbrook Terrace, Illinois 60181

Custodian and
Transfer Agent

State Street Bank
and Trust Company
225 Franklin Street
P.O. Box 1713
Boston, Massachusetts 02105

Legal Counsel

Skadden, Arps, Slate, Meagher & Flom
333 West Wacker Drive
Chicago, Illinois 60606

Independent Auditors

KPMG Peat Marwick LLP
Peat Marwick Plaza
303 East Wacker Drive
Chicago, Illinois 60601

*"Interested" persons of the Trust, as defined in the Investment Company Act of 1940.

(C)Van Kampen American Capital Distributors, Inc., 1995 All rights reserved.

(SM) denotes a service mark of
Van Kampen American Capital Distributors, Inc.

20